Exhibit 10.1

终止协议

Termination of Agreement

本终止协议(以下简称“本终止协议”)由以下各方于2024年12月10日在深圳签署。

This Termination Agreement (hereinafter referred to as the Termination Agreement) is signed by the following parties on December 10, 2024 in Shenzhen.

甲方：国港通贸易（深圳）有限公司

Party A: Guo Gangtong Trade (Shenzhen) Co., Ltd.

法定代表人：靳森

Legal representative: Sen JIN

地址：[***]

Address: [***]

统一社会信用代码：[***]

Unified social credit code: [***]

乙方（一）：陈培江

Party B (I): Peijiang CHEN

身份证号码：[***]

ID number: [***]

地址：[***]

Address: [***]

乙方（二）：夏长彬

Party B (II): Changbin XIA

身份证号：[***]

ID number: [***]

地址：[***]

Address: [***]

乙方（三）：杨汉武

Party B (III): Hanwu YANG

身份证号：[***]

ID number: [***]

地址：[***]

Address: [***]

乙方（四）：密山市深密达众企业管理咨询合伙企业（有限合伙）

Party B (IV): Mishan Shenmi Dazhong Enterprise Management Consulting Partnership Enterprise (Limited Partnership)

法定代表人：夏长彬

Legal representative: Changbin XIA

地址：[***]

Address: [***]

统一社会信用代码：[***]

Unified social credit code: [***]

丙方：美物知食科技（深圳）有限公司（曾用名：物农科技（深圳）有限公司）

Party C: Meiwu Zhishi Technology (Shenzhen) Co., Ltd. (formerly known as Wunong Technology (Shenzhen) Co., Ltd.)

法定代表人：夏长彬

Legal representative: Changbin XIA

地址：[***]

Address: [***]

统一社会信用代码：[***]

Unified social credit code: [***]

在本终止协议中，甲方、乙方和丙方各称“一方”，合称“各方”。

In this Termination Agreement, Party A, Party B and Party C are each referred to as a “Party” and collectively referred to as the “Parties”.

鉴于:

Given that:

1.甲方和丙方于2019年3月2日签订了《独家技术咨询服务协议》，甲方同意为丙方提供独家技术咨询和相关服务；

Party A and Party C signed the Exclusive Technical Consulting Service Agreement on March 2, 2019, whereby Party A agreed to provide Party C with exclusive technical consulting and related services.

2.甲方、乙方和丙方于2019年3月2日签订了《独家购买权合同》，由乙方分别不可撤销地且无任何附加条件地独家授权甲方购买乙方持有的合计100%丙方股权的权利；

Party A, Party B and Party C signed the Exclusive Purchase Right Contract on March 2, 2019, whereby Party B irrevocably and without any additional conditions exclusively authorizes Party A to purchase the 100% equity interest in Party C held by Party B.

3.甲方、乙方和丙方于2019年3月2日签订了《股权质押协议》，约定乙方分别将其持有的合计100%丙方股权质押给甲方；

Party A, Party B and Party C signed the Equity Pledge Agreement on March 2, 2019, stipulating that Party B pledged its 100% equity interest in Party C to Party A.

4. 甲方、乙方和丙方于2019年3月2日签订了《股东权利委托协议》，乙方委托并授权甲方行使行使乙方在丙方的包括表决权在内的所有股东权利；

Party A, Party B and Party C signed the Shareholder Rights Entrustment Agreement on March 2, 2019, whereby Party B entrusted and authorized Party A to exercise all of Party B’s shareholder rights in Party C, including voting rights.

5. 乙方（一）、乙方（二）、乙方（三）和乙方（四）向甲方出具《不可撤销的授权委托书》，不可撤销地授权甲方在授权委托书有效期内全权代表乙方（一）、乙方（二）、乙方（三）和乙方（四）行使按照中国法律和公司章程规定所享有的作为丙方股东的所有股东权利；

Party B (I), Party B (II), Party B (III) and Party B (IV) have issued the Irrevocable Letter of Authorization to Party A, irrevocably authorizing Party A to exercise all shareholder rights as a shareholder of Party C in accordance with Chinese laws and the Articles of Association on behalf of Party B (I), Party B (II), Party B (III) and Party B (IV) during the validity period of the Letter of Authorization.

6.本终止协议中各方兹同意终止上述全部《独家技术咨询服务协议》、《独家购买权合同》、《股权质押协议》、《股东权利委托协议》和《不可撤销的授权委托书》(以下合称“重组协议”)。

The parties in this Termination Agreement hereby agree to terminate all of the above-mentioned Exclusive Technical Consulting Services Agreement, Exclusive Purchase Right Contract, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement and Irrevocable Power of Attorney (hereinafter collectively referred to as the Restructuring Agreement).

各方经过平等、友好协商，现达成本终止协议的条款内容如下，以资共同遵守：

After equal and friendly negotiations, the parties have reached the following terms of this Termination Agreement for mutual compliance:

一、各方同意，自本终止协议生效之日起，各方签署的重组协议提前终止。

The parties agree that the Restructuring Agreement signed by the parties shall be terminated early from the date this Termination Agreement takes effect.

二、自重组协议终止之日起，各方在重组协议项下的权利义务即告终止，各方不再享有且不再承担基于重组协议而产生的任何权利、义务和责任。方自动放弃对其他方在重组协议项下的任何追索权、求偿权(如有)。

As of the date of termination of the Restructuring Agreement, the rights and obligations of the parties under the Restructuring Agreement shall be terminated, and the parties shall no longer enjoy and bear any rights, obligations and liabilities arising from the Restructuring Agreement. A party shall automatically waive any right of recourse or claim (if any) against the other party under the Restructuring Agreement.

三、根据《股权质押协议》的约定，乙方分别将其持有的合计100%丙方股权质押给甲方，并办理股权质押登记，各方应自本终止协议生效之日起15个工作日内解除上述全部股权质押。

Pursuant to the provisions of the Equity Pledge Agreement, Party B pledges a total of 100% of Party C’s equity held by it to Party A and handles the equity pledge registration. All parties shall release all the above-mentioned equity pledges within 15 working days from the effective date of this Termination Agreement.

四、除上述重组协议外，各方间不存在任何其它对丙方产生或可能产生控制关系的协议。若存在该类协议，各方自动放弃在该类协议项下的任何权利义务。

In addition to the above-mentioned Restructuring Agreement, there are no other agreements between the parties that create or may create a control relationship over Party C. If such an agreement exists, the parties will automatically waive any rights and obligations under such agreement.

五、甲、乙双方应对本协议内容承担保密责任，各方及其关联方均不得向第三方披露、泄露、讨论或透露任何由于执行本终止协议所获知的保密信息，并不得用以谋取任何的商业利益。

Party A and Party B shall bear the responsibility for keeping confidential the contents of this Agreement. Party A and Party B and their affiliates shall not disclose, divulge, discuss or reveal to any third party any confidential information obtained as a result of the execution of this Termination Agreement, and shall not use it to seek any commercial benefit.

六、本终止协议受中国法律管辖。如有任何争议，各方应友好协商解决。如任一方向其他方提出协商解决争议的要求后30天内争议未得到解决，则任一方均可向丙方所在地的有管辖权的人民法院提起诉讼。

This Termination Agreement shall be governed by Chinese law. If there are any disputes, the parties shall resolve them through friendly negotiation. If the dispute is not resolved within 30 days after either party requests the other party to resolve the dispute through negotiation, either party may file a lawsuit with the People’s Court with jurisdiction over the place where Party C is located.

七、本终止协议用中文、英文书写，经各方签字盖章后生效。本终止协议壹式陆份，各方各执壹份，每份具有同等法律效力。

This Termination Agreement is written in Chinese and English and will come into effect after being signed and sealed by all parties. This Termination Agreement is made in six copies, one for each party, and each copy has the same legal effect.

兹此，本终止协议于文首注明的日期正式签署。

Hereby, this Termination Agreement is signed on the date indicated at the beginning of this document.

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（本页无正文，本页为《终止协议》签署页）

(This page has no text, this page is the signing page of the Termination Agreement)

甲方：国港通贸易（深圳）有限公司（盖章）

Party A: Guo Gangtong Trade (Shenzhen) Co., Ltd. (Seal)

法定代表人/授权代表（签字）

Legal representative/authorized representative (Signature)

乙方（一）：陈培江（签字）

Party B (I): Peijiang CHEN (Signature)

乙方（二）：夏长彬（签字）

Party B (II): Changbin XIA (Signature)

乙方（三）：杨汉武（签字）

Party B (III): Hanwu YANG (Signature)

乙方（四）：密山市深密达众企业管理咨询合伙企业（有限合伙）（盖章）

Party B (IV): Mishan Shenmi Dazhong Enterprise Management Consulting Partnership Enterprise (Limited Partnership) (Seal)

法定代表人/授权代表（签字）

Legal representative/authorized representative (Signature)

丙方：美物知食科技（深圳）有限公司（盖章）

Party C: Meiwu Zhishi Technology (Shenzhen) Co., Ltd. (Seal)

法定代表人/授权代表（签字）

Legal representative/authorized representative (Signature)